Exhibit 4.1


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    ----- NUMBER -----                                ----- SHARES -----
                           [LIMCO PIEDMONT LOGO]
       LP

    ------------------                                ------------------

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                             CUSIP 53261T 10 9

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This Certifies that






is the record holder of

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    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

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------------------------------ LIMCO-PIEDMONT INC. -----------------------------
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transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             /--------------------\
                            /  LIMCO-PIEDMONT INC. \

/s/ Shabtai Moshiashvili           CORPORATE                /s/ Shaul Menachem

CHIEF FINANCIAL OFFICER               SEAL                    PRESIDENT AND
     AND SECRETARY                                       CHIEF EXECUTIVE OFFICER
                            \       DELAWARE       /
                             \--------------------/



COUNTERSIGNED AND REGISTERED:
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (NEW YORK, N.Y.)
                                                TRANSFER AGENT AND REGISTRAR
BY

                                                        AUTHORIZED SIGNATURE

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

                               LIMCO-PIEDMONT INC.

     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                                   UNIF GIFT MIN ACT -- ..............Custodian.................
     TEN ENT -- as tenants by the entireties                                                    (Cust)                   (Minor)
     JT TEN  -- as joint tenants with right of                                               under Uniform Gifts to Minors
                survivorship and not as tenants                                              Act....................................
                in common                                                                                     (State)
                                                                       UNIF TRF MIN ACT --  .............Custodian (until age .....)
                                                                                                (Cust)
                                                                                            ................ under Uniform Transfers
                                                                                                 (Minor)
                                                                                            to Minors Act ..........................
                                                                                                                   (State)

                               Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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                               (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                              Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                            Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________________


                                                                    X
                                                                      --------------------------------------------------------------
                                                                    X
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                                                              NOTICE: THE  SIGNATURE(S)  TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                                      NAME(S) AS WRITTEN UPON THE FACE OF THE  CERTIFICATE  IN EVERY
                                                                      PARTICULAR,  WITHOUT  ALTERATION OR  ENLARGEMENT OR ANY CHANGE
                                                                      WHATEVER.

Signature(s) Guaranteed

By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.